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                                                                   EXHIBIT 32(A)

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350 AND
                  RULE 13A-14(B) OF THE SECURITIES EXCHANGE ACT

         In connection with the Quarterly Report of Credit Acceptance Corporation (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brett A. Roberts, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                                   By: /s/ Brett A. Roberts
                                                   -----------------------------
                                                   Brett A. Roberts
                                                   Chief Executive Officer
                                                   May 14, 2004